UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2018

OMEGA HEALTHCARE INVESTORS, INC.

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)
Delaware	33-203447-11	36-4796206
(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2018, the Board of Directors of Omega Healthcare Investors, Inc. (the “Company”) appointed Burke W. Whitman to the Board of Directors, to serve until the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”) and until his successor is elected and qualified.

Mr. Whitman (age 62) is currently a Major General in the United States Marine Corps and has held various roles of increasing responsibility in the Marine Corps since 2008 and previously from 1985 to 1988. From 2007 to 2008, Mr. Whitman served as President, Chief Executive Officer and a director of Health Management Associates, Inc., an operator of acute care hospitals that was then listed on the New York Stock Exchange. Mr. Whitman also served as President and Chief Operating Officer of Health Management Associates from 2005 to 2007. From 1998 to 2005, Mr. Whitman was the Chief Financial Officer of Triad Hospitals, Inc. Mr. Whitman received a Master of Business Administration from Harvard Business School, a Master of Strategic Studies from the U.S. Army War College, and a Bachelor of Arts from Dartmouth College.

Mr. Whitman will receive compensation for his services as a director pursuant to the Company’s standard arrangements for non-employee directors described on page 57 of the proxy statement for the Company’s 2018 annual meeting of stockholders. For the period from the date of his appointment through the 2019 Annual Meeting, the annual amounts for non-employee director compensation will be prorated. As a result, Mr. Whitman received a 2,700 share restricted stock grant (valued at approximately $90,000) as of October 31, 2018 and will receive cash compensation of $30,000 for the period through the 2019 Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: November 2, 2018	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer